UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2013

ESSEX PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

001-13106
(Commission File Number)

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of principal executive offices) (Zip Code)

(650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Current Report on Form 8-K is filed by Essex Property Trust, Inc. (the "Company"), in connection with the matters described herein. In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements relating to its acquisitions of PPC Montebello LLC, a Delaware limited liability company, a multifamily property located in Kirkland, Washington ("Montebello Apartments"), and Murphy Road Apartments, a multifamily property located in San Jose, California ("Willow Lake").

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Montebello Apartments
Report of Independent Auditors
Statements of Revenue and Certain Expenses for the Six Months Ended June 30, 2012 (Unaudited), the Year Ended December 31, 2011 and the period April 5, 2010 (inception) through December 31, 2010
Notes to Statements of Revenue and Certain Expenses for the Six Months Ended June 30, 2012 (Unaudited), the Year Ended December 31, 2011 and the period April 5, 2010 (inception) through December 31, 2010

Willow Lake Apartments
Independent Auditors’ Report
Statements of Revenue and Certain Expenses for the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011
Notes to Statements of Revenue and Certain Expenses for the Nine Months Ended September 30, 2012 (Unaudited) and Year Ended December 31, 2011

(b) Exhibits.
23.1 Consent of Ernst & Young LLP, independent auditors
23.2 Consent of KPMG LLP, independent auditors

Report of Independent Auditors

The Board of Directors and Shareholders
Essex Property Trust, Inc.

We have audited the accompanying statements of revenue and certain expenses (the Statements) of PPC Montebello, LLC, a Delaware limited liability company (Montebello Apartments) for the period April 5, 2010 (inception) through December 31, 2010, and for the year ended December 31, 2011.  These Statements are the responsibility of the management of Essex Property Trust, Inc.  Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement.  We were not engaged to perform an audit of Montebello Apartments’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Montebello Apartments’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the over Statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements of Montebello Apartments were prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission, as described in Note 1, and are not intended to be a complete presentation of Montebello Apartments’ revenue and expenses.

In our opinion, the statements of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 of Montebello Apartments for the period April 5, 2010 (inception) through December 31, 2010 and the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG LLP
ERNST & YOUNG LLP

San Francisco, California
March 11, 2013

Montebello Apartments
Statements of Revenue and Certain Expenses
(Dollars in thousands)

	Six Months
	Ended		April 5, 2010
	June 30, 2012	Year Ended	(inception) to
	(Unaudited)	December 31, 2011	December 31, 2010
Revenue:

Rental	$1,948	$3,716	$2,626
Other property	154	297	182
Total revenue	2,102	4,013	2,808

Certain expenses:

Property operating excluding real estate taxes	533	1,074	756
Real estate taxes	188	374	298
Interest expense	757	1,511	1,122
Total certain expenses	1,478	2,959	2,176

Revenue in excess of certain expenses	$624	$1,054	$632

See accompanying notes to statements of revenue and certain expenses.

Montebello Apartments
Notes to Statements of Revenue and Certain Expenses
Six months Ended June 30, 2012 (unaudited), for the Period April 5, 2010 (inception) through December 31, 2010 and the Year Ended December 31, 2011

Basis of Presentation

The accompanying statements of revenue and certain expenses of the PPC Montebello LLC, a Delaware limited liability company (“Montebello Apartments”) are comprised of operations of a 248 unit community located in Kirkland, Washington.  Montebello Apartments is a garden style property situated in 19 buildings spread out over 19 acres in a residential neighborhood of Kirkland.

Montebello Apartments was acquired by PPC Montebello LLC (“PPC”), a Delaware limited liability company on April 5, 2010.  In July 2012, a wholly owned subsidiary of Essex Property Trust, Inc. (“Essex”) acquired Montebello Apartments for $52.0 million plus closing costs.  Essex assumed a $26.5 million mortgage loan secured by the property at a fixed rate of 5.6% for eight years.  The accompanying statements of revenue and certain expenses include the accounts of Montebello Apartments except as listed below.

Essex’s Chairman and founder, Mr. George Marcus, is the Chairman of The Marcus & Millichap Company, which is a holding company for certain real estate brokerage services and other subsidiary companies including Pacific Urban Residential (“PUR”).  PPC is an affiliate of PUR and, accordingly, the sale between PPC and Essex has been recognized as a related party transaction.

The accompanying statements of revenue and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission (“Rule 3-14”) and are not intended to be a complete presentation of the revenues and expenses of Montebello Apartments for the period of April 5, 2010 (inception) through December 31, 2010 and the year ended December 31, 2011.  The statements of revenue and certain expenses exclude the following expenses, which are not reflective of the proposed future operations of Montebello Apartments:

•	Depreciation and amortization

•	Income taxes

•	Management fees

Management is not aware of any material factors relating to Montebello Apartments other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

Summary of Significant Accounting Policies and Practices

Revenue Recognition

Revenue from tenants renting or leasing apartment units are recorded on a straight-line basis over the term of the leases.

Property Operating Expense

Property operating expenses represent the direct expenses of operating the underlying property and include maintenance, utilities, repairs, and insurance costs that are expected to continue in the ongoing operations of the property.  Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting periods to prepare the statements of revenue and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

Montebello Apartments
Notes to Statements of Revenue and Certain Expenses
Six months Ended June 30, 2012 (unaudited), for the Period April 5, 2010 (inception) through December 31, 2010 and the Year Ended December 31, 2011

Interest Expense

Montebello Apartments has a mortgage note payable which bears interest at a rate of 5.6% per annum which is expected to continue in the ongoing operations of the property.

Unaudited Interim Statements

The statement of revenue and certain expenses and associated footnote disclosures for the six months ended June 30, 2012 are unaudited. In the opinion of management, the statement and disclosures reflect all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.   The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operations of Montebello Apartments.

Subsequent Events

Essex has evaluated subsequent events related to Montebello Apartments for recognition or disclosure through March 11, 2013, which is the date the statements of revenue and certain expenses was available to be issued and determined that there are no other items to disclose.

Independent Auditors’ Report

The Board of Directors and Stockholders
Essex Property Trust, Inc.:

We have audited the accompanying statement of revenue and certain expenses of the Murphy Road Apartments – San Jose, a California limited partnership (Willow Lake) for the year ended December 31, 2011. This statement is the responsibility of the management of Essex Property Trust, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of  Willow Lake’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission, as described in note 1. The presentation is not intended to be a complete presentation of Willow Lake’s revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in note 1 of Willow Lake for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/S/ KPMG LLP
KPMG LLP

San Francisco, California
December 13, 2012

Willow Lake
Statements of Revenue and Certain Expenses
(Dollars in thousands)

	Nine Months
	Ended
	September 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
Revenue:

Rental	$7,660	$9,412
Other property	384	467
Total Revenue	8,044	9,879

Certain expenses:

Property operating excluding real estate taxes	1,291	1,625
Real estate taxes	776	1,026
Total certain expenses	2,067	2,651
Revenue in excess of certain expenses	$5,977	$7,228

See accompanying notes to statements of revenue and certain expenses.

Willow Lake
Notes to Statements of Revenue and Certain Expenses
Nine months Ended September 30, 2012 (unaudited) and Year Ended December 31, 2011

Basis of Presentation

The accompanying statements of revenue and certain expenses of the Murphy Road Apartments – San Jose, a California limited partnership (“Willow Lake”) are comprised of operations of a 508 unit community located in San Jose, California.  Willow Lake consists of 51 three story residential buildings and four administrative and amenity buildings.  Community amenities include two swimming pools, a community clubhouse, a fitness center, a business center and a lake.

Willow Lake was previously owned by Murphy Road Apartments – San Jose, a California limited partnership.  In October 2012, a wholly owned subsidiary of Essex Property Trust, Inc. (“Essex”) acquired Willow Lake for $148.0 million plus closing costs.  The accompanying statements of revenue and certain expenses include the accounts of Willow Lake except as listed below.

The accompanying statements of revenue and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission (“Rule 3-14”) for the acquisition of one or more real estate properties which in aggregate are significant. Willow Lake is considered a property acquisition that, when considered in the aggregate with other acquisitions made by Essex in 2012, is significant in accordance with Rule 3-14.  The statements of revenue and certain expenses exclude the following expenses and, as a result, may not be reflective of the proposed future operations of Willow Lake:

•	Depreciation and amortization

•	Income taxes

•	Interest expense

•	Management fees

Management is not aware of any material factors relating to Willow Lake other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

Summary of Significant Accounting Policies and Practices

Revenue Recognition

Revenue from tenants renting or leasing apartment units are recorded when due from tenants and are recognized monthly as they are earned, which is not materially different than on a straight-line basis.  Units are rented under short-term leases (generally, lease terms of 6 to 12 months) and may provide no rent for one or two months, depending on the market conditions and leasing practices of the Company’s competitors in the sub-market at the time the leases are executed.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting periods to prepare the statements of revenue and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

Unaudited Interim Statements

The statement of revenue and certain expenses and associated footnote disclosures for the nine months ended September 30, 2012 are unaudited. In the opinion of management, the statement and disclosures reflect all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

Willow Lake
Notes to Statements of Revenue and Certain Expenses
Nine months Ended September 30, 2012 (unaudited) and Year Ended December 31, 2011

Subsequent Events

The Company has evaluated subsequent events related to Willow Lake for recognition or disclosure through December 13, 2012, which is the date the statements of revenue and certain expenses was available to be issued and determined that there are no other items to disclose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX PROPERTY TRUST, INC.
(Registrant)

/s/ Michael T. Dance
Name: Michael T. Dance
Title: Executive Vice President & Chief Financial Officer

Date: March 11, 2013

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, independent auditors
23.2	Consent of KPMG LLP, independent auditors